                                  Filed with the Securities and Exchange Commission on August 3, 2007
Registration No. 333-144657                                                            Investment Company Act No. 811-07975
=======================================================================================================================================

                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        WASHINGTON, D.C. 20549

                                                               FORM N-4
                                        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                    Post-Effective Amendment No. 1
                                                                  and
                                    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                           Amendment No. 81

                                  PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                                      (Exact Name of Registrant)

                                              PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                          (Name of Depositor)

                                                         213 WASHINGTON STREET
                                                     NEWARK, NEW JERSEY 07102-2992
                                                            (973) 802-7333
                               (Address and telephone number of depositor's principal executive offices)

                                                           JOSEPH D. EMANUEL
                                                          CHIEF LEGAL OFFICER
                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                    One Corporate Drive, Shelton, Connecticut 06484 (203) 944-7504
                                          (Name and Address of Agent for Service of Process)

                                                               Copy To:
                                                         THOMAS S. CLARK, ESQ.
                                                 VICE PRESIDENT AND CORPORATE COUNSEL
                                         One Corporate Drive, Shelton, CT 06484 (203) 925-6960

                                      Approximate Date of Proposed Sale to the Public: Continuous

                           It is proposed that this filing become effective:  (check appropriate space)
                                    []  immediately upon filing pursuant to paragraph (b) of Rule 485
                                    []  on _____ pursuant to paragraph (b) of Rule 485
                                    [X]  60 days after filing pursuant to paragraph (a) (i) of Rule 485
                                        on                 pursuant to paragraph (a) (i) of Rule 485
                                    []  75 days after filing pursuant to paragraph (a) (ii) of Rule 485
                                    []  on ______________pursuant to paragraph (a) (ii) of Rule 485
                           If appropriate, check the following box:

                                    []  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                 Title of Securities Being Registered:
                                          Interest in Individual Variable Annuity Contracts.
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PLNJ Premier Bb

                                                                 Note:

Registrant is filing this Post-Effective Amendment No. 1 to Registration Statement No. 333-144657 for the purpose of including in the
Registration Statement a Prospectus Supplement and a Statement of Additional Information Supplement.  The Prospectus, Statement of
Additional Information and Part C that were filed as part of the initial N-4 filed with the SEC on July 17, 2007, as supplemented, are hereby incorporated by reference.  However, financial statements for the depositor and the registrant will be included in a subsequent post-effective amendment.  Other than as set forth herein, this Post-Effective Amendment does not amend or delete any other part of this Registration Statement.

                                               Pruco Life Insurance Company Of New Jersey

                                                    Prudential Premier Series Annuity
                                                  Prudential Premier Bb Series Annuity

                                              Supplement to Prospectuses Dated May 1, 2007
                                                   Supplement dated November 19, 2007

     This  Supplement  should be read and retained  with the current  Prospectus  for your annuity.  This  Supplement is intended to update certain  information in the Prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other  variable  annuity  listed here that you do not own. If you would like  another  copy of the current  Prospectus, please contact us at 1-888-PRU-2888.

     In this  supplement,  we announce certain changes to the Lifetime Five Income Benefit and Spousal Lifetime Five Income Benefit.
     We also describe a new lifetime  guaranteed  withdrawal  benefit called the Highest Daily Lifetime Five Income Benefit.  We set
     forth one additional  Advanced Series Trust portfolio that is being offered as a new variable  investment option.  Finally,  we describe a change to the Annuity Date provision and introduce a new principal underwriter of the Annuities.

     I.  TABLE OF CONTENTS

o        As a new entry within the line item entitled "Living Benefit Programs", immediately after the line item for Spousal
              Lifetime Five, we add a line item entitled "Highest Daily Lifetime Five/sm/ Income Benefit (Highest Daily Lifetime Five)".

     II.  GLOSSARY OF TERMS

o        We add a definition for Benefit Fixed Rate Account, that reads as follows:  "An investment option offered as part of this
         Annuity that is used only if you have elected the Highest Daily Lifetime Five Benefit.  Amounts allocated to the Benefit
         Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate purchase payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to the Benefit Fixed Rate Account only under the asset transfer feature of each benefit."
o        We add a definition for Highest Daily Lifetime Five Benefit that reads as follows:  "An optional feature available for an additional cost that guarantees your ability to withdraw amounts equal to a percentage of a principal value called the
         Protected Withdrawal Value.  Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value."

III.  SUMMARY OF CONTRACT FEES AND CHARGES

o        In the Summary of Contract Fees and Charges section, under Your Optional Benefit Fees and Charges, we add the following
         (immediately after the entry for Spousal Lifetime Five Income Benefit), to reflect the charge for Highest Daily Lifetime
         Five:

-------------------------------------------------------------------------------------------------------------
YOUR OPTIONAL BENEFIT FEES AND CHARGES
                                           TOTAL             TOTAL             TOTAL             TOTAL
                        OPTIONAL           ANNUAL            ANNUAL            ANNUAL            ANNUAL
                        BENEFIT          CHARGE[1]         CHARGE[1]         CHARGE[1]         CHARGE[1]
 OPTIONAL BENEFIT         FEE/              for               for               for               for
                         CHARGE           B Series          L Series          X Series         Bb Series
------------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------------------------------------------------------------------------------------------------

HIGHEST DAILY LIFETIME FIVE
-------------------------------------------------------------------------------------------------------------
------------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                      1.75%             2.10%             2.15%             1.55%
                    1.50% maximum[2]

                    0.60% current
                    charge
------------------- ----------------- ----------------- ----------------- ----------------- -----------------

1 The Total Annual Charge includes the Insurance Charge and Distribution Charge (if applicable) assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to GMIB only, the 0.50% current charge is assessed against the average GMIB Protected Income Value, and not against the value of the Sub-accounts. These optional benefits are not available under the Beneficiary Continuation Option.
2 We have the right to increase the charge for each benefit up to the indicated maximum charge upon a step-up or for a new election of the benefit, or upon a reset of the benefit, if permitted. However, we have no present intention of increasing the charge to that maximum level.

IV.      NEW BENEFIT

o        In the Living Benefits Programs section, under the heading "Do you offer programs designed to provide investment protection for owners while they are alive?", we revise the first sentence immediately following the 4th bullet to state:

"The "living benefits" that Pruco Life of New Jersey offers are the Guaranteed Minimum Income Benefit (GMIB), the Lifetime Five
Income Benefit, the Spousal Lifetime Five Income Benefit, and the Highest Daily Lifetime Five Income Benefit."

o        The following description of the new optional living benefit is added immediately after the section for Spousal Lifetime
              Five in the "Living Benefit Programs" in the Prospectus:

HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT (HIGHEST DAILY LIFETIME FIVE)

------------------------------------------------------------------------------------------------------------------------------------
 Highest Daily Lifetime Five is offered as an alternative to Lifetime Five and Spousal Lifetime Five. Currently, if you elect
Highest Daily Lifetime Five and subsequently terminate the benefit, you will not be able to re-elect Highest Daily Lifetime Five, and will have a waiting period until you can elect Spousal Lifetime Five or Lifetime Five. See "Election of and Designations under the Program" below for details. The income benefit under Highest Daily Lifetime Five currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Five Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit (other than the
Highest Daily Value Death Benefit). As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your
Account Value in accordance with the then permitted and available investment option(s) with this program.
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We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the
"Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value")
regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program--the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Highest
Daily Lifetime Five, and in the Appendices to this prospectus, we set forth the formula under which we make those asset transfers.

As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is
determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total
Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under
Highest Daily Lifetime Five.

KEY FEATURE--Total Protected Withdrawal Value
The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five.
The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected
Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total
Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:

o        the Protected Withdrawal Value for the immediately preceding Valuation Day (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current
              Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit)
              made on the Current Valuation Day; and
o        the Account Value.

If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth
Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the
Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value.
If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

(a)      200% of the Account Value on the date you elected Highest Daily Lifetime Five;
(b)      200% of all Purchase Payments (and any associated Credits) made during the one-year period after the date you elected
                  Highest Daily Lifetime Five; and
(c)      100% of all Purchase Payments (and any associated Credits) made more than one year after the date you elected Highest
                  Daily Lifetime Five, but prior to the date of your first withdrawal.

We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the
Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent Purchase Payments
(and any associated Credits) will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

KEY FEATURE--Total Annual Income Amount under the Highest Daily Lifetime Five Benefit
The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value. For purposes of the asset transfer formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected
Withdrawal Value. Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess
Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment
(including the amount of any associated Credits).

An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a
Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily
Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

The Highest Daily Lifetime Five program does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual
Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.  Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:

? The Issue Date is December 1, 2006
? The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

Dollar-for-dollar reductions
On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of
$120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity
Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total
Annual Income Amount - $6,000 less $2,500 = $3,500.

Proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity
Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal.
(Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total
Annual Income Amount).

Here is the calculation:

Account Value before withdrawal                                            $110,000.00
Less amount of "non" excess withdrawal                                      -$3,500.00
Account Value immediately before excess withdrawal of $1,500               $106,500.00

Excess withdrawal amount                                                     $1,500.00
Divided by Account Value immediately before excess withdrawal              $106,500.00
Ratio                                                                            1.41%

Total Annual Income Amount                                                   $6,000.00
Less ratio of 1.41%                                                            -$84.51
Total Annual Income Amount for future Annuity Years                          $5,915.49

Highest Quarterly Auto Step-Up
On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual
Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49.
Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                                     Highest Quarterly
                                                    Value (adjusted with    Adjusted Total Annual
                                                       withdrawal and      Income Amount (5% of the
           Date*                Account value       Purchase Payments)**   Highest Quarterly Value)
June 1, 2007                     $118,000.00            $118,000.00               $5,900.00
August 6, 2007                   $120,000.00            $112,885.55               $5,644.28
September 1, 2007                $112,000.00            $112,885.55                $5,644.28
December 1, 2007                 $119,000.00            $119,000.00               $5,950.00

* In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter--March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual
Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

o        The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total
         Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
o        This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of
         $112,885.55.

The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next
Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

BENEFITS UNDER THE HIGHEST DAILY LIFETIME FIVE PROGRAM
o        To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year.
         Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income
         Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.
o        If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

         (1) apply your Account Value to any Annuity option available; or
         (2) request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total
         Annual Income Amount. We will make payments until the death of the single designated life.

We must receive your request in a form acceptable to us at our office.

In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:
(1) the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity;
and
(2) the Account Value.

o        If no withdrawal was ever taken, we will calculate the Total Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
o        Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the annuitant's 95th birthday will be treated as annuity payments.

Other Important Considerations
o        Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
o        Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the
         Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal
         (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
o        You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest
         Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.
o        Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted sub-accounts. However, the asset transfer component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.
o        You cannot allocate Purchase Payments or transfer Account Value to a Fixed Rate Option if you elect this benefit.
o        Transfers to and from the Sub-accounts and the Benefit Fixed Rate Option triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
o        In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

Election of and Designations under the Program
For Highest Daily Lifetime Five, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of
Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

Highest Daily Lifetime Five can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions.

Currently, if you terminate the Highest Daily Lifetime Five benefit, you will (a) not be permitted to re-elect the benefit and (b)
will be allowed to elect the Spousal Lifetime Five Benefit or the Lifetime Five Income Benefit on any anniversary of the Issue
Date that is at least 90 calendar days from the date the Highest Daily Lifetime Five Benefit was terminated. We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Highest Daily Lifetime Five Benefit.

Termination of the Program
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above.
The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income
Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit.

Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii)
transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Rate
Options.

Return of Principal Guarantee
If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:
(a)      your Account Value on the day that you elected Highest Daily Lifetime Five; and
(b)       the sum of each Purchase Payment you made (including any Credits with respect to the X series) during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your
Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on such values at the time we add this amount. This potential addition to Account Value is available only if you have elected
Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

Asset Transfer Component of Highest Daily Lifetime Five
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Five.
For purposes of this benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our specialized asset transfer program, under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate Purchase Payments to the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed
Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the
Securities Act of 1933.
Under the asset transfer component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with a formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in the Appendices to this prospectus). Speaking generally, the formula, which we apply each Valuation
Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual
Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Highest Daily Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the Benefit
Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account.
Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate
Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual
Income Amount, rather than with reference to the Annual Income Amount.

As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted
Sub-accounts) may cause us to transfer some of your variable Account Value to the Benefit Fixed Rate Account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the Benefit Fixed Rate Account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate
Account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Five, the ratios we use will be fixed. For newly issued Annuities that elect Highest Daily Lifetime Five and existing Annuities that elect
Highest Daily Lifetime Five, however, we reserve the right to change the ratios.

While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under
Highest Daily Lifetime Five.

Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

o        Not make any transfer; or
o        If a portion of your Account Value was previously allocated to the Benefit Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options).  Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
o        Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the Benefit Fixed Rate
         Account.  The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted
         Sub-accounts.

If a significant amount of your Account Value is systematically transferred to the Benefit Fixed Rate Account during periods of market declines or low interest rates, less of your Account Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. Under the reallocation formula that we employ, it is possible that a significant portion of your Account Value may be allocated to the Benefit Fixed Rate Account. Note that if your entire
Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, that value would remain in the Benefit Fixed Rate Account unless you made additional Purchase Payments to the Permitted Sub-Accounts, which could cause Account Value to transfer out of the Benefit Fixed Rate Account.

Additional Tax Considerations
If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity
(or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity
Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the
Return of Principal Guarantee.

As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.
However, we do note that if you participate in Highest Daily Lifetime Five through a non-qualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

     V. CHANGES TO LIFETIME FIVE AND SPOUSAL LIFETIME FIVE

o        We make the following changes to the Lifetime Five Income Benefit.  The amended version of Lifetime Five will be offered to those who elect Lifetime Five on or after the date of this supplement:

1.       We amend the section entitled "Step-Up of the Protected Withdrawal Value" by adding the following to the beginning of that section:

                  Lifetime Five offers the ability to step up the values provided under Lifetime Five after the first withdrawal under certain situations.  The Step-Up provision depends on when you elected Lifetime Five and the provisions you elected.

                  For elections of Lifetime Five subsequent to November 19, 2007, subject to regulatory approval
                  We will automatically step-up your Annual Income Amount on each Annuity anniversary if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount.  If we step-up your Annual Income
                  Amount, we increase the Annual Income Amount to equal 5% of your Account Value.  For example, assume your Annual
                  Income Amount is $5,000 and, on the Annuity anniversary, your Account Value was $110,000.  Your Annual Income
                  Amount would be increased to equal $5,500 (5% of $110,000).

                  If on the date that we implement a step-up to either your Protected Withdrawal Value or your Annual Income
                  Amount, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up.  Prior to increasing the charge for Lifetime Five upon a step-up, we would notify you and give you the opportunity to cancel the automatic step-up feature.  If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the potential value of a step-up justifies the increased fee to which you would be subject.

                  For elections of Lifetime Five prior to November 19, 2007:
                  [text continues in this section of  May 1, 2007 prospectus]

2.       We add the following after the first sentence within the third bullet under "Benefits Under The Lifetime Five Program":
                  "Please note that, effective on or about November 19, 2007, we ceased offering a single life fixed annuity with five payments certain and instead will make annuity payments as a single life fixed annuity with ten years certain for Lifetime Five elections after that date."

o        We make the following changes to the Spousal Lifetime Five Income Benefit.  The amended version of Spousal Lifetime Five will be offered to those who elect Spousal Lifetime Five on or after the date of this supplement.

1.       We amend the section entitled "Step-Up of Annual Income Amount" by adding the following to the beginning of that section:

                  Spousal Lifetime Five offers the ability to step up the values provided under Spousal Lifetime Five after the first withdrawal under certain situations.  The Step-Up provision depends on when you elected Spousal Lifetime
                  Five and the provisions you elected.

                  For elections of Spousal Lifetime Five subsequent to November 19, 2007, subject to regulatory approval
                  We will automatically step-up your Annual Income Amount on each Annuity anniversary if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount.  If we step-up your Annual Income
                  Amount, we increase the Annual Income Amount to equal 5% of your Account Value.  For example, assume your Annual
                  Income Amount is $5,000 and, on the Annuity anniversary, your Account Value was $110,000.  Your Annual Income
                  Amount would be increased to equal $5,500 (5% of $110,000).

                  If on the date that we implement a step-up to either your Protected Withdrawal Value or your Annual Income
                  Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up.  Prior to increasing the charge for Spousal Lifetime Five upon a step-up, we would notify you and give you the opportunity to cancel the automatic step-up feature.  If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the potential value of a step-up justifies the increased fee to which you would be subject.

                  For elections of Spousal Lifetime Five prior to November 19, 2007:
                  [text continues in this section of May 1, 2007 prospectus]

2.       We add the following after the first sentence within the second bullet under "Benefits Under The Spousal Lifetime Five
                  Program":  "Please note that, effective on or about November 19, 2007, we ceased offering a joint and survivor or single (as applicable) life fixed annuity with five payments certain, and instead will make annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten years certain for Spousal Lifetime Five elections after that date."

VI.  NEW SUB-ACCOUNT

Effective  November 19, 2007, the underlying  portfolio  listed below is being offered as a new Sub-account  under your annuity.  In order to reflect this addition:

     In the section of each  Prospectus  entitled  "Summary of Contract  Expenses",  sub-section  "Underlying  Mutual Fund Portfolio
     Annual Expenses", under the heading "Advanced Series Trust", the following portfolio has been added:

--------------------------------------------------------------------------------------------------------------------------------------
                                          UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                              (as a percentage of the average net assets of the underlying Portfolios)
--------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------ ---------------- ------------- ------------ ------------------- ---------------------------
                                                                                              Acquired              Total Annual
                                             Management      Other                            Portfolio
          UNDERLYING PORTFOLIO                  Fees          Expenses         12b-1           Fees &            Portfolio Operating
Advanced Series Trust:                                                          Fees          Expenses
                                                                                                                      Expenses
------------------------------------------ ---------------- ------------- ------------ ------------------- ---------------------------
------------------------------------------ ---------------- ------------- ------------ ------------------- ---------------------------
AST Western Asset Core Plus Bond                0.70%          0.12%         0.00%           0.00%                   0.82%
------------------------------------------ ---------------- ------------- ------------ ------------------- ---------------------------

The following is being added to the chart in each Prospectus in the section entitled "Investment Options":

----------------------- ----------------------------------------------------------------------------------- -------------------------
        STYLE/                                    INVESTMENT OBJECTIVES/POLICIES                                   PORTFOLIO
         TYPE                                                                                                       ADVISOR/
                                                                                                                  SUB-ADVISOR
                        ----------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------------------------------------------------------
      AST FUNDS
-------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------------
     Fixed Income      AST  Western  Asset  Core Plus Bond  Portfolio:  seeks to  maximize  total  return, Western Asset Management
                       consistent with prudent investment  management and liquidity needs, by investing to          Company
                       obtain its average  specified  duration.  The  Portfolio's  current  target average duration is generally  2.5 to 7 years.  The  Portfolio  pursues  this  objective by investing in all major fixed income sectors with a bias towards non-Treasuries.
-------------------------------------------------------------------------------------------------------------------------------------

VII.  CHANGE TO ANNUITY DATE PROVISION

In the  "ACCESS TO ACCOUNT  VALUE"  section of each  prospectus,  under the  heading  entitled  "What  types of Annuity  Options are
Available" we revise the first  sentence of the second  paragraph to read "You may choose an Annuity Date, an annuity option and the frequency of annuity payments."

VIII.  NEW PRINCIPAL UNDERWRITER

In the General Information section of the prospectus, under the heading entitled "Who Distributes Annuities  . . .", we identify
Prudential Investment Management Services LLC (PIMS) as the principal underwriter and distributor of the Annuities.  Effective on
November 1, 2007, PIMS has been replaced by Prudential Annuities Distributors, Inc. ("PAD").  Accordingly, we replace the first four sentences under "Who Distributes Annuities Offered By. . " with the following, and in the remainder of that section, replace references to PIMS with PAD:

"Prudential Annuities Distributors, Inc. (PAD) (formerly, American Skandia Marketing, Incorporated), a wholly-owned subsidiary of
Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus.   PAD
acts as the distributor of a number of annuity and life insurance products, and is the co-distributor of the Advanced Series
Trust.  PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484.  PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the National Association of Securities Dealers, Inc.
(NASD)."

                                                        Pruco Life Insurance Company
                                                 Pruco Life Insurance Company Of New Jersey

                                                         Strategic Partners Advisor
                                                       Strategic Partners Annuity One
                                                          Strategic Partners Plus
                                                      Strategic Partners Annuity One 3
                                                         Strategic Partners Plus 3
                                                        Strategic Partners FlexElite
                                                         Strategic Partners Select

                                                     Prudential Premier Series Annuity

                                    Supplement to Statements of Additional Information Dated May 1, 2007
                                                     Supplement dated November 19, 2007

     This  Supplement  should be read and retained  with the current  Prospectus  and  Statement  of  Additional  Information  for your annuity.  This  Supplement is intended to update certain  information in the Statement of Additional  Information for the variable annuity you own, and is not intended to be a Statement of  Additional  Information,  prospectus,  or offer for any other  variable annuity  listed here that you do not own. If you would like a copy of the current  Statement  of  Additional  Information,  please contact us at 1-888-PRU-2888.

     In the sections of the Statements of Additional  Information  entitled Principal  Underwriter and Payments Made To Promote Sale Of
     Our Products,  we identify Prudential Investment Management Services,  LLC as principal  underwriter.  Beginning as of the date of this supplement,  Prudential  Annuities  Distributors,  Inc., an indirect  subsidiary of Prudential  Financial,  Inc., has assumed
     PIMS's duties as principal underwriter of each of the above-referenced annuities.

                                                                PART C

                                                           OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(b) EXHIBITS

4(p) Form of rider for Highest Daily Lifetime Five filed via EDGAR with Post-Effective Amendment No. 5 to Registration Statement No.
333-131035.

(10) Consent of PricewaterhouseCoopers LLP*

--------
*  To be filed IN SUBSEQUENT POST-EFFECTIVE AMENDMENT UNDER RULE 485(B)

---------------------------------------------------------------------------------------------------------------------------------------

                                                              SIGNATURES

      Pursuant to the  requirements  of the  Securities  Act of 1933 and the  Investment  Company Act of 1940,  the Registrant has duly caused this post-effective amendment to be signed on its behalf on this 3rd day of August, 2007.

                                THE PRUCO LIFE of NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

                                                              Registrant

                                            By: Pruco Life Insurance Company of New Jersey

Attest: /s/Thomas C. Castano                /s/Scott D. Kaplan
Thomas C. Castano                               Scott D. Kaplan
Secretary                                       President

                                                              SIGNATURES

As required by the Securities Act of 1933, this  Registration  Statement has been signed by the following persons in the capacities and on the date indicated.

                                                          Signature and Title

      *
JAMES J. AVERY JR.
VICE CHAIRMAN AND DIRECTOR                           Date: August 3, 2007

      *                                                         * *By:    /s/THOMAS C. CASTANO
SCOTT D. KAPLAN                                      THOMAS C. CASTANO
PRESIDENT AND DIRECTOR                               (ATTORNEY-IN-FACT)

      *
TUCKER I. MARR
VICE PRESIDENT, AND
CHIEF FINANCIAL OFFICER

      *
BERNARD J. JACOB
DIRECTOR

      *
RONALD P. JOELSON
DIRECTOR

      *
HELEN M. GALT
DIRECTOR

      *
DAVID R. ODENATH, JR.
DIRECTOR

333-131035